UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2009
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-33493 (Commission File Number)	N/A (IRS Employer Identification No.)

802 West Bay Road The Grand Pavilion P.O. Box 31110 Grand Cayman, Cayman Islands (Address of Principal Executive Offices)		KY1-1205 (Zip Code)

(345) 943-4573
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of Greenlight Capital Re, Ltd. (the “Company”). This information includes selected financial and operational information through the first quarter of 2009 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (“GAAP”). The selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports of Forms 10-K, and 10-Q. The Company’s annual financial statements are subject to independent audit. These materials are dated May 14, 2009, and the Company does not undertake to update the materials after that date.

Other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of the Company. This information includes selected financial and operational information through the first quarter of 2009 and does not represent a complete set of financial statements and related footnotes prepared in conformity with GAAP. All of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports of Forms 10-K, and 10-Q. The Company’s annual financial statements are subject to independent audit. These materials are dated May 14, 2009, and the Company does not undertake to update the materials after that date.

Other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of Greenlight Capital Re, Ltd. dated May 14, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2009	GREENLIGHT CAPITAL RE, LTD.

	By:	/s/ Tim Courtis
Tim Courtis
Chief Financial Officer

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